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                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-20125.


                                                     Arthur Andersen LLP





Indianapolis, Indiana,
September 21, 1994








                                                                      Exhibit 23
                                     - 79 -